                                                                    Exhibit 32.1





                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of I-Sector Corporation (the "Company") on Form 10-Q for the period ended June 30, 2004 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, James H. Long, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/   James H. Long
---------------------------
James H. Long
Chief Executive Officer and Chief Financial Officer


November 15, 2004